UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2013
(May 29, 2013)

BROWN SHOE COMPANY, INC. (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)

1-2191 (Commission File Number)	43-0197190 (IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

(314) 854-4000 (Registrant's telephone number, including area code)

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On May 29, 2013, Brown Shoe Company, Inc. (the "Company") issued a press release (the "Press Release") announcing, among other things, its results of operations for the quarter ended May 4, 2013. That Press Release was furnished on a Form 8-K dated May 29, 2013.

In addition, the Company has posted certain supplemental information on the investors and media section of its website. This supplemental information contains information regarding the reclassification of discontinued operations and supplemental information regarding certain non-GAAP adjustments for the Company’s fiscal quarters of 2012. A copy of the supplemental information is being furnished as exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 2.02 and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibit

	99.1	Supplemental Information Regarding Discontinued Operations and Certain Non-GAAP Adjustments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: May 29, 2013	/s/ Michael I. Oberlander
Michael I. Oberlander
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Supplemental Information Regarding Discontinued Operations and Certain Non-GAAP Adjustments